Furnished (but not filed) as an exhibit to the periodic report identified in the Certification.


                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Gentiva Health Services, Inc. (the "Company") on Form 10-K for the period ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Potapchuk, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  Date: March 1, 2004                                  /s/ John R. Potapchuk
                                                       ---------------------
                                                       John R. Potapchuk
                                                       Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.